UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 16, 2024 (May 16, 2024)

Commission	Exact Name of Registrant as Specified in its Charter,	State of Incorporation or	I.R.S. Employer
File Number	Principal Office Address and Telephone Number	Organization	Identification No.

001-38646	Dow Inc.	Delaware	30-1128146

2211 H.H. Dow Way, Midland, MI 48674

(989) 636-1000

001-03433	The Dow Chemical Company	Delaware	38-1285128

2211 H.H. Dow Way, Midland, MI 48674

(989) 636-1000
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule
14a-12
under the Exchange Act (17 CFR
240.14a-12)
☐
Pre-commencement
communications pursuant to Rule
14d-2(b)
under the Exchange Act (17 CFR
240.14d-2(b))
☐
Pre-commencement
communications pursuant to Rule
13e-4(c)
under the Exchange Act (17 CFR
240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange

The Dow Chemical Company	0.500% Notes due March 15, 2027	DOW/27	New York Stock Exchange

The Dow Chemical Company	1.125% Notes due March 15, 2032	DOW/32	New York Stock Exchange

The Dow Chemical Company	1.875% Notes due March 15, 2040	DOW/40	New York Stock Exchange

The Dow Chemical Company	4.625% Notes due October 1, 2044	DOW/44	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Dow Inc.	☐	The Dow Chemical Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Dow Inc.	☐	The Dow Chemical Company	☐

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure.
On May 16, 2024, beginning at 10:00 a.m. Eastern Time, Dow Inc. (“Dow”) will hold a publicly available webcast event for investors and the general public (“Investor Day”). At Investor Day, Dow will provide presentations discussing its strategy, market-led
growth drivers, financial priorities, and Decarbonize & Grow and Transform the Waste strategies, among other topics. These slide presentations are attached as Exhibit 99.1 to this report and incorporated herein by reference.
On May 16, 2024, Dow will issue the press releases attached as Exhibits 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8 to this report and incorporated herein by reference, announcing various strategic initiatives that will be discussed during Investor Day.
To view the webcast, presentations, and press releases, visit the Investor page on corporate.dow.com. A replay and transcript will also be available within 48 hours following the event.
The presentations contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements often address expected future business and financial performance, financial condition, and other matters, and often contain words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions, and variations or negatives of these words or phrases.
Forward-looking statements are based on current assumptions and expectations of future events that are subject to risks, uncertainties and other factors that are beyond Dow’s control, which may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements and speak only as of the date the statements were made. These factors include, but are not limited to: sales of Dow’s products; Dow’s expenses, future revenues and profitability; any global and regional economic impacts of a pandemic or other public health-related risks and events on Dow’s business; any sanctions, export restrictions, supply chain disruptions or increased economic uncertainty related to the ongoing conflicts between Russia and Ukraine and in the Middle East; capital requirements and need for and availability of financing; unexpected barriers in the development of technology, including with respect to Dow’s contemplated capital and operating projects; Dow’s ability to realize its commitment to carbon neutrality on the contemplated timeframe, including the completion and success of its integrated ethylene cracker and derivatives facility in Alberta, Canada; size of the markets for Dow’s products and services and ability to compete in such markets; failure to develop and market new products and optimally manage product life cycles; the rate and degree of market acceptance of Dow’s products; significant litigation and environmental matters and related contingencies and unexpected expenses; the success of competing technologies that are or may become available; the ability to protect Dow’s intellectual property in the United States and abroad; developments related to contemplated restructuring activities and proposed divestitures or acquisitions such as workforce reduction, manufacturing facility and/or asset closure and related exit and disposal activities, and the benefits and costs associated with each of the foregoing; fluctuations in energy and raw material prices; management of process safety and product stewardship; changes in relationships with Dow’s significant customers and suppliers; changes in public sentiment and political leadership; increased concerns about plastics in the environment and lack of a circular economy for plastics at scale; changes in consumer preferences and demand; changes in laws and regulations, political conditions or industry development; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, including the ongoing conflicts between Russia and Ukraine and in the Middle East; weather events and natural disasters; disruptions in Dow’s information technology networks and systems, including the impact of cyberattacks; and risks related to Dow’s separation from DowDuPont Inc. such as Dow’s obligation to indemnify DuPont de Nemours, Inc. and/or Corteva, Inc. for certain liabilities.
Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” contained in the Company’s Annual Report on Form
10-K
for the year ended December 31, 2023 and the Company’s subsequent Quarterly Reports on Form
10-Q.
These are not the only risks and uncertainties that Dow faces. There may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. If any of those risks or uncertainties develops into an actual event, it could have a material adverse effect on Dow’s business. Dow Inc. and The Dow Chemical Company and its consolidated subsidiaries assume no obligation to update or revise publicly any forward-looking statements whether because of new information, future events, or otherwise, except as required by securities and other applicable laws.
The information contained in this report, including Exhibits
99.1-99.8
attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit No.	Exhibit Description

99.1	Investor Day presentation dated May 16, 2024.

99.2	Press release issued by Dow on May 16, 2024, announcing its targets to conserve water and nature.

99.3	Press release issued by Dow on May 16, 2024, announcing a supply agreement with Freepoint Eco-Systems to transform plastic waste into new circular products.

99.4	Press release issued by Dow on May 16, 2024, announcing a partnership with SCG Chemicals to accelerate the circular plastic ecosystem in Asia.

99.5	Press release issued by Dow on May 16, 2024, announcing expanded propylene glycol capacity in Thailand.

99.6	Press release issued by Dow on May 16, 2024, announcing commercial operation of its adhesive and gap filler production line in Ahlen, Germany.

99.7	Press release issued by Dow on May 16, 2024, announcing a partnership with the State of Wyoming and the University of Wyoming to advance oil recovery.

99.8	Press release issued by Dow on May 16, 2024, announcing a carbon neutral façade agreement between Dow Chemical International Private Limited and Glass Wall Systems India.

104	Cover Page Interactive Data File. The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded with the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC.
THE DOW CHEMICAL COMPANY

Date: May 16, 2024

/s/ AMY E. WILSON
Amy E. Wilson
General Counsel and Corporate Secretary